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EXHIBIT 32.2

CERTIFICATION OF PERIODIC FINANCIAL REPORTS

        Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned officer of The Doe Run Resources Corporation (the "Company"), does hereby certify, to such officer's knowledge, that:

        The annual report on Form 10-K for the year ended October 31, 2004, of the Company, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and information contained in the Form 10-K fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: March 23, 2005

By:	/s/ DAVID A. CHAPUT David A. Chaput Chief Financial Officer

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  EXHIBIT 32.2
CERTIFICATION OF PERIODIC FINANCIAL REPORTS